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                                  EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of JDA Software Group, Inc. on Form S-8 of our report dated January 20, 1996, contained in Amendment No. 2 to Registration Statement (File No. 333-748) of JDA Software Group, Inc. on Form S-1.



/s/ Deloitte & Touche LLP
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DELOITTE & TOUCHE LLP

Phoenix, Arizona
June 13, 1996